UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 24, 2025
(Date of earliest event reported)

BBCMS Mortgage Trust 2025-C35
(Central Index Key Number 0002074653)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

UBS AG

(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association

(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-286968-01	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(212) 412-4000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On July 24, 2025, Barclays Commercial Mortgage Securities LLC (the “Registrant”) caused the issuance, pursuant to a pooling and servicing agreement, dated and effective as of July 1, 2025 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2025-C35, Commercial Mortgage Pass-Through Certificates, Series 2025-C35 (the “Certificates”). The Certificates will consist of the classes (each, a “Class”) designated as (i) Class A-1, Class A-4, Class A-5, Class A-SB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) Class X-B, Class X-D, Class X-E, Class D, Class E, Class J-RR, Class K-RR and Class R Certificates (the “Private Certificates”) and (iii) Class VRR Certificates.

The Public Certificates were sold to Barclays Capital Inc. (“Barclays”), SG Americas Securities, LLC (“SGAS”), Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS Securities”), BofA Securities, Inc. (“BofA Securities”), Goldman Sachs and Co. LLC (“GS&Co.”), J.P. Morgan Securities LLC (“JPMS”), Academy Securities, Inc. (“Academy”) and Bancroft Capital, LLC (“Bancroft” and, together in such capacity with Barclays, SGAS, DBSI, UBS Securities, BofA Securities, GS&Co., JPMS and Academy, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of July 10, 2025, among the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

The Private Certificates were sold to Barclays, SGAS, DBSI, UBS Securities, BofA Securities, GS&Co., JPMS, Academy and Bancroft (collectively in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of July 10, 2025, among the Registrant, BCHI and the Initial Purchasers. The Class VRR Certificates, having an initial principal amount of $26,643,893, were transferred to Barclays Bank PLC (“BBPLC”) acting as a “majority-owned affiliate” (as defined in the Risk Retention Rule) of Barclays Capital Real Estate Inc. (“BCRE”). The Private Certificates and the Class VRR Certificates will be sold or transferred in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2025-C35 (the “Issuing Entity”), a common law trust fund to be formed on July 24, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 33 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from BCRE, UBS AG New York Branch, German American Capital Corporation, JPMorgan Chase Bank, National Association, Starwood Mortgage Capital LLC, Societe Generale Financial Corporation, Goldman Sachs Mortgage Company, Bank of America, National Association and LMF Commercial, LLC.

On July 24, 2025, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $691,826,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $4,532,447.02, were approximately $705,149,251.74. Of the expenses paid by the Registrant, approximately $105,918.56 were paid directly to affiliates of the Registrant, $43,492.46 in the form of fees were paid to the Underwriters, $108,731.16 were paid to or for the Underwriters and $4,274,304.83 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: July 14, 2025) and in the Prospectus, dated July 10, 2025 and as filed with the Securities and Exchange Commission on July 14, 2025. The related registration statement (file no. 333-286968) was originally declared effective on May 23, 2025.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

BCRE, in its capacity as retaining sponsor (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase on the Closing Date and holding by BREC Securities Holdings, LLC, acting as a third-party purchaser under the Risk Retention Rule, of the Class J-RR and Class K-RR Certificates (collectively, the “HRR Certificates”) and (ii) the purchase of the Class VRR Certificates by BBPLC acting as a “majority-owned affiliate” (as defined in the Risk Retention Rule) of BCRE.

The Class VRR Certificates constitute an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents approximately 3.35% of the certificate balance, notional amount or percentage interest of all Classes of Certificates (other than the Class R Certificates).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule) with a fair value of $13,971,231 that represents approximately 1.72% of the fair value of all Classes of Certificates (other than the Class R Certificates), based on actual sale prices and finalized tranche sizes pursuant to the Certificate Purchase Agreement. If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rule with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $40,700,447, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Certificates (other than the Class R Certificates), excluding accrued interest.

The principal amount of the Class VRR Certificates is not materially different from the amount disclosed in the preliminary prospectus dated July 7, 2025 and as filed with the Securities and Exchange Commission on July 7, 2025 under the heading “Credit Risk Retention” prior to the pricing of the Certificates.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated July 7, 2025 and as filed with the Securities and Exchange Commission on July 7, 2025 under the heading “Credit Risk Retention” prior to the pricing of the certificates, except for the fair values and purchase prices for each Class of HRR Certificates as shown in the table below under the “Fair Value of the HRR Certificates (in % and $)” and “Purchase Price” columns and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Class of HRR Certificates	Initial Certificate Balance	Fair Value of the HRR Certificates (in % and $)	Purchase Price(1)
Class J-RR	$11,531,000	0.669% / $5,448,983	47.25508%
Class K-RR	$24,022,173	1.047% / $8,522,248	35.47659%

(1)       Expressed as a percentage of the initial Certificate Balance of each related class of HRR Certificates, excluding accrued interest. The aggregate purchase price expected to be paid for such HRR Certificates to be acquired by the Third Party Purchaser (as defined in the Pooling and Servicing Agreement) is approximately $13,971,231, excluding accrued interest.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 24, 2025.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 24, 2025 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 24, 2025	BARCLAYS COMMERCIAL MORTGAGE
SECURITIES LLC
(Registrant)

	By:	/s/ Daniel Schmidt
Name: Daniel Schmidt
Title: Chief Executive Officer